EXHIBIT 10.2

AMENDMENT No. 3

EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment No. 3 is made as of November 18, 2014, by and between Neal J. Keating (“Executive”) and Kaman Corporation (“Kaman” or “Company”).

WITNESSETH:

WHEREAS, the Company and Executive previously entered into an Executive Employment Agreement originally dated August 7, 2007, and as amended by Amendment No. 1 on January 1, 2010, and Amendment No. 2 on Sept. 17, 2010 (as amended, the “Employment Agreement”); and

WHEREAS, the parties desire to further amend the Employment Agreement in accordance with its terms and subject to the provisions of this Amendment;

NOW THEREFORE, in consideration of the mutual promises contained in this Amendment, Company and Executive agree as follows:

1. Section 5A. of the Employment Agreement is hereby amended to include a new subsection (f) to read as follows:

"(f)           REQUIREMENTS UNDER SECTION 954 OF THE DODD-FRANK ACT.  The parties agree that this Section 5A. shall be null and void and of no further effect upon the earlier of: (i) the date on which the Company is required to comply with rules or regulations promulgated by the U.S. Securities and Exchange Commission to implement the requirements of Section 954 of the Dodd-Frank Act (“Section 954 Rules”) or (ii) the effective date of a clawback policy adopted by the Committee.  The Executive hereby agrees to be bound by the Section 954 Rules or any clawback policy adopted by the Committee without further amendment of this Agreement.”

2. Capitalized terms not otherwise defined in this Amendment shall have the meaning ascribed to them in the Employment Agreement.

3. Except as expressly modified herein, all provisions of the Employment Agreement shall remain in full force and effect.

In Witness Whereof, Company and Executive have executed this Amendment as of the day and year first above written.

KAMAN CORPORATION.

By:	/s/ Gregory T. Troy
Gregory T. Troy
Title:	Senior Vice President – Human Resources & Chief Human Resources Officer

NEAL J. KEATING

/s/ Neal J. Keating